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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 20, 1998

      Commission file number 1-08131                          Commission file number 1-08132

          MEDITRUST CORPORATION                               MEDITRUST OPERATING COMPANY
          ---------------------                               ---------------------------
  (Exact name of registrant as specified                 (Exact name of registrant as specified
             in its charter)                                        in its charter)

                 Delaware                                             Delaware
                 --------                                             --------
     (State or other jurisdiction of                       (State or other jurisdiction of
      incorporation or organization)                        incorporation or organization)

                95-3520818                                           95-3419438
                ----------                                           ----------
   (I.R.S. Employer Identification No.)                   (I.R.S Employer Identification No.)

       197 First Avenue, Suite 300                           197 First Avenue, Suite 100
Needham Heights, Massachusetts 02194-9127              Needham Heights, Massachusetts 02194-9127
-----------------------------------------              -----------------------------------------
     (Address of principal executive                        (Address of principal executive
       offices including zip code)                            offices including zip code)

              (781) 433-6000                                        (781) 453-8062
              --------------                                        --------------
     (Registrant's telephone number,                        (Registrant's telephone number,
           including area code)                                   including area code)


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Item 5. Other Events

     On January 3, 1998, La Quinta Inns, Inc. ("La Quinta"), Meditrust Corporation ("Meditrust") and Meditrust Operating Company entered into an Agreement and Plan of Merger pursuant to which La Quinta will merge with and into Meditrust, with Meditrust being the surviving corporation.

Item 7. Financial Statement and Exhibits.

(a)  Financial Statements.

     None.

(b)  Financial Information.

     None.

(c)  Exhibits.

     See the index to Exhibits attached hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 20, 1998          MEDITRUST CORPORATION

                             By: /s/ David F. Benson
                                 ----------------------------------------------
                                            (Signature

                                 Name:   David F. Benson
                                 Title:  President


                             MEDITRUST OPERATING COMPANY

                             By: /s/ Abraham D. Gosman
                                 ----------------------------------------------
                                            (Signature)

                                Name:   Abraham D. Gosman
                                Title:  Chief Executive Officer, President and
                                        Treasurer

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Exhibit No.                       Description
----------                        -----------

99.1 Unaudited Condensed Financial Statements of La Quinta Inns, Inc. as of and for the three-month period ended March 31, 1998 and Management's Discussion and Analysis of Results of Operations and Financial Condition